                                                                    Exhibit 99.2

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of ISPSoft, Inc.

       We have audited the accompanying balance sheets of ISPSoft Inc. (a Development Stage Company) as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity (deficiency) and cash flows, for the year ended December 31, 2000 and for the period March 30, 1999 (date of inception) to December 31, 1999 and for the period from March 30, 1999 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ISPSoft Inc. (a Development Stage Company) as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period March 30, 1999 (date of inception) to December 31, 1999 and for the period from March 30, 1999 (date of inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has losses from operations and has an accumulated deficit, which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                       /s/ AMPER, POLITZINER MATTIA P.A.


June 28, 2001
Edison, New Jersey

                                  ISPSoft Inc.
                          (A Development Stage Company)
                                 BALANCE SHEETS


                                                                                          December 31,
                                                                                --------------------------------
                                                                                     2000             1999
                                                                                ----------------  --------------

                                     ASSETS
Current assets
     Cash and cash equivalents ..............................................   $   394,236    $    23,259
     Prepaid expenses and other current assets ..............................        70,109         55,200
                                                                                -----------    -----------
                                                                                    464,345         78,459
Property and equipment, net .................................................       270,780          5,165
Other assets ................................................................        50,556             --
                                                                                -----------    -----------
                                                                                $   785,681    $    83,624
                                                                                ===========    ===========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities
     Accounts payable .......................................................   $   130,593    $        --
     Accrued expenses and other current liabilities .........................        59,418          5,165
     Dividend payable .......................................................       226,545             --
     Due to affiliate .......................................................        40,000             --
     Current portion of capital lease obligations ...........................         6,096             --
                                                                                -----------    -----------
                                                                                    462,652          5,165
Long-term portion of capital lease obligations ..............................        10,854             --
                                                                                -----------    -----------
       Total liabilities ....................................................       473,506          5,165
Series B Redeemable Convertible Preferred Stock, no par value, 8,000,000 shares authorized, issued and outstanding as of December 31, 2000,
   $4,226,545 liquidation preference as of December 31, 2000 ................     4,000,000             --
Stockholder's equity (deficiency)
     Common stock, no par value, 40,000,000 shares authorized; 6,850,000 and
       100,000 shares issued and outstanding as of December 31, 2000 and
       1999 ,respectively ...................................................       680,000          5,000
     Series A Convertible Preferred Stock, no par value, 12,000,000 shares authorized and issued, 9,000,000 and 12,000,000 shares outstanding as of December 31, 2000 and 1999, respectively, $900,000 and $1,200,000
       liquidation preference as of December 31, 2000 and 1999, respectively      1,200,000      1,200,000
Note receivable .............................................................      (135,000)       (70,000)
Deferred compensation .......................................................      (237,569)            --
Deficit accumulated during the development stage ............................    (4,195,256)    (1,056,541)
                                                                                -----------    -----------
                                                                                 (2,687,825)        78,459
Less treasury stock, Series A Convertible Preferred, at cost, 3,000,000
   shares ...................................................................    (1,000,000)            --
                                                                                -----------    -----------
Total stockholder's equity (deficiency) .....................................   $(3,687,825)   $    78,459
                                                                                -----------    -----------
                                                                                $   785,681    $    83,624
                                                                                ===========    ===========



                See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS


                                                                                 Period From       Period From
                                                                                  Inception         Inception
                                                                              (March 30, 1999)  (March 30, 1999)
                                                           For the Year Ended     through            through
                                                              December 31,       December 31,      December 31,
                                                                 2000               1999              2000
                                                           ------------------  ----------------  ----------------

Revenues ................................................   $        --          $        --       $        --
                                                            -----------          -----------       -----------
Operating expenses
     Software development costs .........................     1,677,719            1,056,541         2,734,260
     General and administrative .........................     1,294,543                   --         1,294,543
     Depreciation expense ...............................        26,912                   --            26,912
                                                            -----------          -----------       -----------
                                                              2,999,174            1,056,541         4,055,715
Investment income .......................................        87,004                   --            87,004
                                                            -----------          -----------       -----------
Net loss ................................................    (2,912,170)          (1,056,541)       (3,968,711)
Dividends on Series B Preferred Stock ...................      (226,545)                  --          (226,545)
                                                            -----------          -----------       -----------
Net loss applicable to common stockholders'..............   $(3,138,715)         $(1,056,541)      $(4,195,256)
                                                            ===========          ===========       ===========



                 See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                 STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
       Period from March 30, 1999 (Date of Inception) to December 31, 2000

                                                Preferred Stock--          Treasury Stock--
                           Common Stock             Series A                  Series A
                        --------------------    ---------------------    ------------------------     Note       Deferred
                          Shares     Amount       Shares      Amount       Shares      Amount      Receivable  Compensation
                        ---------  ---------    ---------   ---------    ---------   ----------   -----------  ------------
Original issuance of
   common stock for
   cash..............     100,000   $  5,000           --  $       --           --    $       --    $      --     $      --
Issuance of Series A
   Convertible
   Preferred Stock for
   cash, note
   receivable,
   software modules
   and consulting
   services..........          --         --   12,000,000   1,200,000           --            --      (70,000)           --
Net loss.............          --         --          --           --           --            --           --            --
                        ---------   --------   ----------  ----------    ---------    ----------    ---------     ---------
Balance at December
   31, 1999..........     100,000      5,000   12,000,000   1,200,000           --            --      (70,000)           --

Issuance of restricted
   common stock for
   cash and note
   receivable........   1,400,000    140,000           --          --           --            --     (135,000)           --

Issuance of common
   stock for
   intellectual
   property..........   2,000,000    200,000           --          --           --            --           --            --
Redemption...........          --         --           --          --   (3,000,000)   (1,000,000)          --            --
Payment on note
   receivable........          --         --           --          --           --            --       70,000            --
Issuance of restricted
   common stock for
   stock based
   compensation......   3,350,000    335,000           --          --           --            --           --      (335,000)
Earned portion of
   restricted stock
   compensation......          --         --           --          --           --            --           --        97,431
Net loss.............          --         --           --          --           --            --           --            --
Preferred stock
   dividends--Series B         --         --           --          --           --            --           --            --
                        ---------   --------   ----------  ----------    ---------    ----------    ---------     ---------
Balance at December
   31, 2000..........   6,850,000   $680,000   12,000,000  $1,200,000   (3,000,000)  $(1,000,000)   $(135,000)    $(237,569)
                        =========   ========   ==========  ==========    =========    ==========    =========     =========
                               Deficit
                             Accumulated       Total
                             During the     Stockholder's
                            Developmental      Equity
                                Stage       (Deficiency)
                            -------------  -------------
Original issuance of
   common stock for
   cash................    $          --   $      5,000
Issuance of Series A
   Convertible
   Preferred Stock for
   cash, note
   receivable,
   software modules
   and consulting
   services............               --   $  1,130,000
Net loss...............       (1,056,541)    (1,056,541)
                           --------------  --------------
Balance at December
   31, 1999............       (1,056,541)        78,459

Issuance of restricted
   common stock for
   cash and note
   receivable..........               --          5,000

Issuance of common
   stock for
   intellectual
   property............               --        200,000
Redemption.............               --     (1,000,000)
Payment on note
   receivable..........               --         70,000
Issuance of restricted
   common stock for
   stock based
   compensation........               --             --
Earned portion of
   restricted stock
   compensation........               --         97,431
Net loss...............       (2,912,170)    (2,912,170)
Preferred stock
   dividends--Series B          (226,545)      (226,545)
                             -----------    -----------
Balance at December
   31, 2000............      $(4,195,256)   $(3,687,825)
                             ============   ===========

                 See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS


                                                                                 Period From        Period From
                                                                                   Inception          Inception
                                                               For the Year     (March 30, 1999)   (March 30, 1999)
                                                                  Ended            through            through
                                                               December 31,      December 31,       December 31,
                                                                   2000              1999               2000
                                                                -----------      -----------        -----------

Cash flows used from operating activities
   Net loss ...............................................     $(2,912,170)     $(1,056,541)     $(3,968,711)
   Adjustments to reconcile net income to net cash
     provided by operations
     Depreciation .........................................          26,912               --           26,912
     Amortization of deferred compensation ................          97,431               --           97,431
     Stock issued for intellectual property ...............         200,000               --          200,000
     Stock issued for consulting services .................              --          304,800          304,800
     Stock issued for software modules ....................              --          750,000          750,000
   (Increase) in
     Prepaid expenses and other assets ....................         (65,465)              --          (65,465)
   Increase in
     Accounts payable .....................................         130,593               --          130,593
     Accrued expenses .....................................          54,253            5,165           59,418
     Due to affiliate .....................................          40,000               --           40,000
                                                                -----------      -----------      -----------
       Total adjustments ..................................         483,724        1,059,965        1,543,689
                                                                -----------      -----------      -----------
                                                                 (2,428,446)           3,424       (2,425,022)
                                                                -----------      -----------      -----------
Cash flows used for investing activities
   Purchase of property and equipment .....................        (275,577)          (5,165)        (280,742)
                                                                -----------      -----------      -----------
Cash flows from financing activities
   Proceeds from issuance of Series A preferred stock .....              --           20,000           20,000
   Proceeds from issuance of Series B preferred stock .....       4,000,000               --        4,000,000
   Proceeds from issuance of common stock .................           5,000            5,000           10,000
   Redemption of Series A preferred stock .................      (1,000,000)              --       (1,000,000)
   Proceeds received from notes receivable--common stock ..          70,000               --           70,000
                                                                -----------      -----------      -----------
                                                                  3,075,000           25,000        3,100,000
                                                                -----------      -----------      -----------
Net change in cash and cash equivalents ...................         370,977           23,259          394,236
Cash and cash equivalents--beginning ......................          23,259               --               --
                                                                -----------      -----------      -----------
Cash and cash equivalents--ending .........................     $   394,236      $    23,259      $   394,236
                                                                ===========      ===========      ===========
Supplemental disclosure of cash paid
   Interest ...............................................     $        --      $        --      $        --
   Income taxes ...........................................              --               --               --
Noncash investing and financing activities
   Acquisition of equipment under a capital lease .........          16,950               --           16,950
   Issuance of common stock for a note receivable .........         135,000           70,000          205,000
   Issuance of common stock to employees for services .....         335,000               --          335,000
   Dividend payable on Series B preferred stock ...........         226,545               --          226,545



                See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Business and Liquidity

       ISPSoft Inc. (the "Company") was incorporated on March 30, 1999, in the State of New Jersey. The Company was formed to develop advanced provisioning and management applications for the carrier-grade IP service providers and medium to large scale enterprises. To date, the Company has devoted the majority of its efforts in raising capital and developing technology. The Company is in the development stage and, accordingly, the financial statements are presented in a format prescribed for a development stage company.

       The Company has incurred losses in the current period and has an accumulated deficit at December 31, 2000. The Company's primary source of funds to date has been through the issuance of securities. Management intends to continue to pursue additional financing through the issuance of securities and devoting resources to research and development of its technology. Management believes that additional capital will be raised through the issuance of securities, however, there can be no assurance that this will be completed. Without additional capital, there may be a material adverse effect on the Company's ability to continue as a going concern. Alternatively, management may elect to complete a merger or sell the Company if additional capital cannot be raised.

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 -- Summary of Significant Accounting Policies

Development Stage Enterprise

       Since inception, the Company has not commenced any formal business operations. The Company is considered to be in the development stage and therefore has adopted the accounting and reporting standards of Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises."

Use of Estimates

       The preparation of financial statements, in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results may differ from those estimates.

Concentrations of Credit Risk

       The Company maintains cash balances at financial institutions, which at times are in excess of federally insured limits. The Company has not experienced any losses in such accounts.

Cash Equivalents

       The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment

       Property and equipment are stated at cost, less accumulated depreciation. Property and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets, which range from five to seven years. Leasehold improvements are amortized over the shorter of the estimated useful life or the life of the lease, which is ten years.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

Stock-based Compensation

       SFAS No. 123, "Accounting for Stock-based Compensation," allows the Company to account for its employee stock-based compensation plans under APB Opinion No. 25, "Accounting for Stock Issued to Employees," and the related interpretations. The Company accounts for stock-based compensation in accordance with APB Opinion No. 25, and records deferred compensation for stock-based compensation grants based on the excess of the market value of the common stock on the measurement date over the exercise price. The deferred compensation is amortized to expense, on a straight line basis, over the vesting period of each unit of stock-based compensation granted. If the exercise price of the stock-based compensation is equal to or exceeds the market price of the Company's stock on the date of grant, no compensation expense is recorded.

Software Development Costs

       Research and development, which includes purchased research and development and internal costs incurred on the technology are expensed as incurred, in accordance with the provisions of SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed." Pursuant to SFAS No. 86, costs are capitalized when technological feasibility of the product is established and costs incurred prior to the establishment of technological feasibility are expensed as incurred as research and development costs. As of December 31, 2000, the Company has not reached technological feasibility with any of its products.

Income Taxes

       The Company uses the liability method of accounting for income taxes. The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. The resulting deferred tax asset or liability is adjusted to reflect changes in tax laws as they occur.

Note 3 -- Property and Equipment


                                                                December 31,
                                                            ------------------
                                                              2000       1999
                                                            --------    ------
          Equipment.....................................    $250,914    $5,165
          Furniture and fixtures........................      40,318        --
          Leasehold improvements........................       6,460        --
                                                            --------    ------
                                                             297,692     5,165
          Less accumulated depreciation.................      26,912        --
                                                            --------    ------
                                                            $270,780    $5,165
                                                            ========    ======

       Depreciation amounted to $26,912 and $0 for the periods ended December 31, 2000 and 1999, respectively.

       Equipment recorded under capital leases of $19,905 is included in property and equipment at December 31, 2000 ($17,914, net of accumulated depreciation). Depreciation expense for the period ended December 31, 2000, related to the equipment recorded under capital leases amounted to $1,991.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

Note 4 -- Income Taxes

       Deferred tax attributes resulting from differences between financial accounting amounts and tax basis of assets and liabilities at December 31, follow:


                                                                            2000            1999
                                                                        -----------      ---------
          Net operating loss carryforward..........................     $ 1,296,000      $ 148,000
          Deferred compensation....................................          39,000             --
          Fixed assets, primarily software development cost........         222,000        275,000
          Research and development credits.........................         160,000         23,000
          Other....................................................          20,000             --
          Valuation allowance......................................      (1,737,000)      (446,000)
                                                                        -----------      ---------
          Net deferred tax asset...................................     $        --      $      --
                                                                        ===========      =========

       The Company's income tax expense differs from income tax (benefit) computed at the United States federal statutory rate due to the valuation allowance on deferred tax assets.

       Based on management's estimates, the Company has provided a valuation allowance against its deferred tax assets. The Company believes uncertainty exists in generating sufficient taxable income in the future to realize these items, and accordingly, has established a valuation allowance.

       At December 31, 2000, the Company has net operating loss carryforwards for both federal and state income tax purposes of approximately $3,239,000. The net operating loss carryforwards will expire beginning in 2006, if not utilized. The Company's net operating loss carryforwards could be limited in circumstances involving a significant change in equity ownership.

Note 5 -- Capital Lease Obligations

       During 2000 the Company entered into a capital lease obligation for computer equipment. Minimum payments are $752 per month, including imputed interest of 21.2% per annum. The lease matures in April 2003, and is collateralized by the related equipment, which had a net book value of $17,914 at December 31, 2000.

       The following is a schedule of future minimum lease payments for the years ending:


          2001......................................................      $9,024
          2002......................................................       9,024
          2003......................................................       3,008
                                                                         -------
                                                                          21,056
          Less interest.............................................       4,106
                                                                         -------
                                                                          16,950
          Less current portion......................................       6,096
                                                                         -------
                                                                         $10,854
                                                                         =======

Note 6 -- Common and Preferred Stock

       The Company's Articles of Incorporation, as amended, authorize three classes of stock: common, Series A Convertible Preferred and Series B Convertible Redeemable Preferred, and designate the number of authorized shares to be 40,000,000 for common stock, 12,000,000 for Series A Convertible Preferred Stock and 8,000,000 for Series B Convertible, Redeemable Preferred Stock.

                                  ISPSoft Inc.
                         (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

       Rights, preferences, and privileges of the various categories of stock are as follows:

       Dividends. Holders of Series B Preferred Stock are entitled to receive, when, and if declared by the Board of Directors out of funds legally available for the purpose, cumulative dividends which shall accrue daily at a base rate of 8% per annum on the Liquidation Preference of such shares, $0.50 per share.

       Liquidation Rights. In the event of a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the order of liquidation is as follows:

       o holders of Series B Preferred Stock are first entitled to receive the Liquidation Preference of such shares, $0.50 per share, plus any accrued but unpaid dividends;

       o holders of Series A Preferred Stock are then entitled to receive the Liquidation Preference of such shares, $0.10 per share, plus accrued but unpaid dividends;

       o any remainder is then to be distributed ratably amount holders of the Company's common stock.

Preferred Stock Conversion/Redemption Rights.

Conversion

       Both the Series A and Series B Preferred Stock ("Preferred Stock") are convertible at any time and from time to time, at the option of any holder of shares of Preferred Stock, into such number of shares of Common Stock as is determined by multiplying the number of shares to be converted by the Liquidation Preference of each share to be converted ($0.10 per share for the Series A Preferred Stock and $0.50 per share, plus accrued dividends (8% per annum accruing daily) for the Series B Preferred Stock), and dividing by the result by the Conversion Price then in effect (currently the same as the Liquidation Preference, with weighted average anti-dilution adjustments). All shares of Preferred Stock will be automatically converted at the closing of a qualifying IPO or upon the written election of the holders of at least 80% of the shares of outstanding Series B Preferred Stock.

Redemption

       On or after April 19, 2004, the Company must redeem, at the written election of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, (i) on the date specified by the holders, 1/3 of all Series B Preferred Stock outstanding on the date of such election, and (ii) on the first anniversary of such date 1/2 of the shares of Series B Preferred Stock outstanding on such date, and (iii) on the second anniversary of such date, all of the remaining shares of Series B Preferred Stock. The redemption price for each share to be redeemed shall be the Liquidation Preference for such shares ($0.50 per share, plus accrued dividends, 8% per annum accruing daily). Due to the redemption feature, which is at the election of the holder, the Series B Preferred Stock has been classified as temporary equity, which is a section between liabilities and equity.

Voting

       The holders of the shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class, with each holder of Preferred Stock entitled to one vote for each shares of Conversion Stock issuable upon conversion of the Preferred Stock held by such holder at the time the vote is taken.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

Note 7 -- Stockholders' Equity

       On April 15, 1999, ISPSoft as part of its initial capitalization issued 12,000,000 shares of Series A Preferred Stock to an investor, Agrawal Naresh for a total of $1,200,000, comprised of software modules valued at $750,000, consulting services valued at $360,000 and cash of $90,000. As part of the stock purchase agreement, Mr. Naresh agreed to provide ISPSoft with certain software modules, which were being developed by Computer Consultants, Inc., an unrelated independent third party. Mr. Naresh acquired the modules from Computer Consultants, Inc. on behalf of ISPSoft for $750,000 and all rights to the source codes of these modules were transferred to ISPSoft effective May 1, 1999. Mr. Naresh also agreed to contract and reimburse Danucom, Inc. ("Danucom") $360,000 for software development and consultancy services to be performed during the period April 1999 through February 2000. Danucom provided invoices for the time incurred at rates, which ranged from $60 to $100 per hour. The sole shareholder of ISPSoft common at this time was a principal shareholder in Danucom. On March 1, 2000, Mr. Naresh transferred his shares of ISPSoft to SGM Capital Limited. Mr. Naresh is a principal in SGM Capital Limited. Accordingly, the value assigned is based upon the cost incurred by Mr. Naresh. These amounts were charged to operations in accordance with the provisions of SFAS 86.

       On January 10, 2000, the Company issued 2,200,000 shares of restricted common stock, valued at $0.10 per share, to various employees for no consideration. As a result, the Company recorded deferred compensation of $220,000, which is amortized over the three-year forfeiture period. Related amortization expense amounted to approximately $70,000 for the year ended December 31, 2000. The shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination of employment from the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date, 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date, the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no longer subject to forfeiture. As of December 31, 2000 there have been no shares earned for forfeited.

       On April 19, 2000, the following transactions took place:

       o The Company's board of directors approved a 10-for-1 stock split for all stockholders of record as of that date. All share and per share information included in these financial statements have been restated to include the effects of the stock split for all periods presented.

       o Lucent Technologies, an unrelated party at the time, invested $3,000,000 to acquire 6,000,000 shares of Series B Redeemable Convertible Preferred Stock and contributed intellectual property in exchange for 2,000,000 shares of common stock (see Note 6). In addition Signal Lake Venture Fund, LP, an unrelated party at the time, invested $1,000,000 to acquire 2,000,000 shares of Series B Redeemable Convertible Preferred Stock. ISPSoft and Lucent mutually agreed to the value assigned to the intellectual property of $200,000 prior to the consummation of Lucent's investment, which results in a value of $.10 per common share. This amount was charged to operations in accordance with the provisions of SFAS 86. All common stock transactions on this date were also valued at $.10 per common share. Simultaneously, the Company bought back 3,000,000 shares of Series A Preferred Stock from an investor for $1,000,000. These shares are currently held in treasury.

       o The Company acquired intellectual property, valued at $200,000, in exchange for 2,000,000 shares of common stock valued at $0.10 per share.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

       o The Company issued 1,400,000 shares of restricted common stock at $0.10 per share for $5,000 in cash and a note receivable in the amount of $135,000. The note bears interest at 7% per annum and payments of principal and interest are due annually through April 2005. The shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination of employment from the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date, 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date, the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no long subject to forfeiture. As of December 31, 2000, there have been no shares earned or forfeited.

       o The Company issued 150,000 shares of restricted common stock, value at $0.10 per share, in exchange for advisory services. As a result, the Company recorded deferred compensation of $15,000, which is amortized over the three-year forfeiture period. Related amortization expense amounted to approximately $4,000 for the year ended December 31, 2000. These shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination as an advisor of the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date, 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date, the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no long subject to forfeiture. As of December 31, 2000, there have been no shares earned or forfeited. Under the provisions of EITF 96-18, the measurement date of the shares of restricted stock is the date the risk of forfeiture lapses. The common shares are initially valued at $.10 per share, the fair value at date of issuance and the Company recorded deferred compensation of $15,000, which is being amortized over the service period of three years. These shares will be subsequently remeasured each reporting period using the then applicable valuation assumptions until the measurement date occurs. Changes in the fair value of the shares will be recognized using guidance in SFAS Interpretation 28.

       o The Company issued 1,000,000 shares of restricted common stock, valued at $0.10 per share, to various employees for no consideration. As a result, the Company recorded deferred compensation of $100,000, which is amortized over the three-year forfeiture period. Related amortization expense amounted to approximately $24,000 for the year ended December 31, 2000. The shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination of employment from the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date, 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date, the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no longer subject to forfeiture. As of December 31, 2000, there have been no shares earned or forfeited.

Warrants

       On August 11, 2000, the Company issued warrants, to an employee, to purchase 200,000 shares of the Company's common stock at an exercise price of $2.50. These warrants will expire on August 11, 2004, however, in the event of an initial public offering ("IPO"), the warrants will become null and void and no longer exercisable as of the IPO date. The Company must notify the holder of the warrant at least 15 days prior to the consumption of such an event. As of December 31, 2000, there were no warrants exercised. The pro forma effect of applying the fair value method in accordance with SFAS No. 123, "Accounting for Stock Based Compensation," is immaterial to the Company's net loss.

                                  ISPSoft Inc.
                         (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

Stock Option Plan

       In April 2000, the Company adopted a stock option plan providing for the granting of stock options ("Options") to key employees to purchase shares of the Company's common stock. Within certain limitations provided by the Stock Option Plan, such options may include provisions regarding vesting, exercise price, the amount of each grant and other terms as shall be approved by the board of directors or by a committee designated by the board of directors. Such options granted under the plan may included non-statutory options as well as incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The maximum number of shares with respect to which options may be granted during any 12 month period to a participant is 100,000 shares. The Stock Option Plan, which permits up to 3,150,000 shares of the Company's common stock to be issued, terminates on April 19, 2010. Under the terms of the Stock Option Plan, each stock option shall have an exercise price at least equal to 100% of the fair market value of a share on the date of grant, or 110% of the fair market value of a share on the date of grant to an individual who owns more than ten percent of the combined voting power of all classes of outstanding stock of the Company. Each stock option shall expire on the tenth anniversary of the date of grant, or five years in the case of an ISO granted to a holder of more than ten percent of the combined voting power of all classes of outstanding stock of the Company. Shares acquired under the Stock Option Plan are subject to certain vesting and repurchase requirements.

       No options have been granted under the Stock Option Plan.

Note 8 -- Purchased Research and Development

       On April 15, 1999, the Company acquired from an investor, the right, title, and interest to certain Software Modules, including copyrights, trademarks, patents, object codes, source codes, enhancements and updates or other modifications and user manuals. As consideration for this acquisition of the Software Modules, the Company issued 7,500,000 shares of its Series A Preferred Stock. The acquisition of the Software Modules is reflected in the accompanying financial statements as research and development because technological feasibility was not established and the Software Modules have no alternative future use.

Note 9 -- Operating Leases

       The Company leases office space under a five-year lease expiring August 2005 with a renewal option for a five-year period. Monthly payments under the current lease are approximately $22,000.

       The following is a schedule by years of approximate future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2000:

          2001.........................................    $  264,000
          2002.........................................       264,000
          2003.........................................       264,000
          2004.........................................       264,000
          2005.........................................       175,000
                                                           ----------
          Total minimum payments required..............    $1,231,000
                                                           ==========

       Rent expense amounted to approximately $142,000 and $0 for the periods ended December 31, 2000 and 1999, respectively.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

Note 10 -- Employment Agreement

       The Company has entered into employment agreements with various key management personnel. Each agreement can be terminated with 30 days written notice. However, key personnel have received stock grants which are subject to forfeiture if employment is terminated prior to the completion of three years of service with the Company from the date of grant (see Note 7).

Note 11 -- Related Parties

       The Company leased consultants from a consulting services company, which is owned by one of the stockholders. The amount due to affiliates represents unpaid billings for the consulting services, which are non-interest bearing and are due on demand.

       For the years ended December 31, 2000 and 1999, the Company incurred consulting fees from this affiliate of approximately $132,000 and $305,000, respectively.

Note 12 -- Subsequent Events

Bridge Financing

       In January through May 2001, the Company received unsecured temporary financing of approximately $1,150,000 from various stockholders and approximately $175,000 from other investors. The loans bear interest at the Prime Rate plus 3%, and mature on July 31, 2001. In the event that the Company consummates an equity financing on or prior to the maturity date, the balance shall automatically convert into the securities of the Company of the class issued in the equity financing by dividing the balance on the date of the conversion by 80% of the price per share at which the subsequent securities are sold in the offering.

Stock Plan

       In April 2001, the Company adopted a stock plan providing for the direct award or sale of the Company's common stock or for the granting of stock options ("Options") to purchase shares of the Company's common stock. Such options granted under the plan may include Non-statutory Options as well as Incentive Stock Options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Only employees, outside directors and consultants shall be eligible for the grant of options or the direct award or sale of shares. Only employees are eligible for the grant of ISOs. The aggregate number of shares that may be issued under the Plan (upon exercise of options or rights to acquire shares) shall not exceed 5,000,000 shares. Under the terms of the Plan, the exercise price per share of ISOs shall not be less than one hundred percent (100%) of the fair market value of a share on the date of grant, or one hundred ten percent (110%) of the fair market value of a share on the date of grant to an individual who owns more than ten percent of the combined voting power of all classes of outstanding stock of the Company. The exercise price of a Nonstatutory Option to purchase newly issued shares shall not be less than the par value, if any, of such shares. The Board of Directors determines the term for all Options granted, although the term cannot exceed ten years from the date of grant, or five years in the case of an ISO granted to a holder of more than ten percent of the combined voting power of all classes of outstanding stock of the Company. Shares acquired under the plan are subject to certain vesting and repurchase requirements.

       Any right to acquire Shares under the Plan (other than an option) shall automatically expire if not exercised by the purchaser within 30 days after the Company communicated the grant of such right to the purchaser.

       Subsequent to the adoption of the plan the Company granted approximately 1,181,000 options to various employees and consultants under this plan. Through the date of this report none of these options have been exercised.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)


                                  Option Grants


                                                                       Fair Value
                                                                      of Underlying
                                        Type of   Number of Per Share   Shares of   Deferred           Amortization
 Grant                                  Option     Option   Exercise     Common       Comp.               Period
 Date        Optionee     Relationship  Grant      Shares    Price        Stock     Expense           (Straight Line)
-------   --------------- ------------ ---------- --------- --------- ------------- --------  ---------------------------------
8/11/00    Desai, Anand     Employee     Bonus      200,000    $2.50       $0.10          --                --

4/30/01    Sugla, Binay     Employee   Incentive    600,000    $0.10       $0.10          --  1/2 vested immediately; and
                                                                                              remaining options upon earlier of
                                                                                              (i) April 30, 2009, or (ii) the
                                                                                              achievement the following
                                                                                              milestones: (a) 1/4 upon hire of
                                                                                              VP of Marketing, VP of
                                                                                              Engineering and CFO; and (b) 1/4
                                                                                              upon achievement of one million
                                                                                              dollars ($1,000,000) in gross
                                                                                              revenues during a fiscal year

05/15/01       Arni,        Employee    In Lieu       9,120    $0.10       $0.54    4,013             2 months
           Ramakrishna                 of Salary

05/15/01  Krishnamoorthy,   Employee    In Lieu       9,120    $0.10       $0.54    4,013             2 months
            Venkatesan                 of Salary

05/15/01     DiCuollo,      Employee    In Lieu      15,170    $0.10       $0.54    6,675             2 months
             Patricia                  of Salary

05/15/01    Park, Edwin     Employee    In Lieu      12,090    $0.10       $0.54    5,320             2 months
                                       of Salary

05/15/01  Cohen, Malcolm    Employee    In Lieu      18,150    $0.10       $0.54    7,986             2 months
                                       of Salary

05/15/01   Krishnaswamy,    Employee    In Lieu      21,320    $0.10       $0.54    9,381             2 months
             Sangeetha                 of Salary

05/15/01   John, Ajita      Employee    In Lieu      28,700    $0.10       $0.54   12,628             2 months
                                       of Salary

05/15/01   Balakrishnan,    Employee    In Lieu      29,010    $0.10       $0.54   12,764             2 months
              Ramesh                   of Salary

05/15/01     Krishnan,      Employee    In Lieu      29,010    $0.10       $0.54   12,764             2 months
            Hariharan                  of Salary

05/15/01   Nuthi, Ramesh    Employee    In Lieu      30,550    $0.10       $0.54   13,442             2 months
                                       of Salary

05/15/01    Srinivasan,     Employee    In Lieu      30,550    $0.10       $0.54   13,442             2 months
              Kumar                    of Salary

05/15/01    Krishnan, P.    Employee    In Lieu      39,170    $0.10       $0.54   17,235             2 months
                                       of Salary

05/15/01   Desai, Anand     Employee    In Lieu      45,230    $0.10       $0.54   19,901             2 months
                                       of Salary

05/15/01   Sugla, Binay     Employee    In Lieu      52,090    $0.10       $0.54   22,920             2 months
                                       of Salary
                                                    -------                       -------
                                                    369,280                       162,483
                                                    =======                       =======


                                                  (table continued on next page)

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

                                           (table continued from previous page)

                                                                                       Fair Value
                                                                                     of Underlying
                                                 Type of         Number of Per Share   Shares of    Deferred    Amortization
 Grant                                            Option          Option    Exercise    Common        Comp.        Period
 Date          Optionee        Relationship       Grant           Shares     Price       Stock       Expense   (Straight Line)
-------    -----------------   ------------     ---------       ---------  --------- -------------  ---------   -------------
05/15/01   Arni, Ramakrishna     Employee       Incentive           6,000      $0.10      $0.54       2,640        4 years

05/15/01   Asher, Damayanthi     Employee       Incentive           2,000      $0.10      $0.54         880        4 years

05/15/01     Cao, Guoliang       Employee       Incentive           2,000      $0.10      $0.54         880        4 years

05/15/01     Cohen, Malcolm      Employee       Incentive          13,200      $0.10      $0.54       5,808        4 years

05/15/01      Desai, Anand       Employee       Incentive         550,000      $0.10      $0.54     242,000        4 years

05/15/01       DiCuollo,         Employee       Incentive           5,000      $0.10      $0.54       2,200        4 years
               Patricia

05/15/01     Garg, Sukesh        Employee       Incentive          50,000      $0.10      $0.54      22,000        4 years

05/15/01        Komarov,         Employee       Incentive           5,000      $0.10      $0.54       2,200        4 years
               Alexander

05/15/01      Krishnaswamy,      Employee       Incentive           5,000      $0.10      $0.54       2,200        4 years
               Sangeetha

05/15/01     Krishnamoorthy,     Employee       Incentive           6,000      $0.10      $0.54       2,640        4 years
               Venkatesan

05/15/01     Lewis, Steve        Employee       Incentive           5,000      $0.10      $0.54       2,200        4 years

05/15/01      Park, Brian        Employee       Incentive           5,000      $0.10      $0.54       2,200        4 years

05/15/01      Park, Edwin        Employee       Incentive          10,000      $0.10      $0.54       4,400        4 years

05/15/01      Pericherla,        Employee       Incentive          10,000      $0.10      $0.54       4,400        4 years
               Krishnam

05/15/01      Rajasekharan,      Employee       Incentive          20,000      $0.10      $0.54       8,800        4 years
               Senthilkumar

05/15/01   Srinivasan, Kumar     Employee       Incentive          25,000      $0.10      $0.54      11,000        4 years

05/15/01     Wanchoo, Ajay       Employee       Incentive          15,000      $0.10      $0.54       6,600        4 years

05/15/01    Wang, Steven S.      Employee       Incentive          15,000      $0.10      $0.54       6,600        4 years

05/15/01        Zafrulla,        Employee       Incentive           3,000      $0.10      $0.54       1,320        4 years
               Mohamed R.
                                                                ---------                           -------
                                                                  752,200                           330,968
                                                                =========                           =======
05/15/01      Kryla, Stan       Consultant   Consulting Services   35,200      $0.10      $0.54      17,600        2 months
05/15/01      Mehra,Vivek       Consultant   Advisory Services     25,000      $0.10      $0.54      11,000        4 years
                                                                ---------                           -------
                                                                   60,200                            28,600
                                                                =========                           =======
            Total Warrants                                        200,000
            Total 4/31/01 Options                                 600,000
            Total 5/15/01 Options                               1,181,680



                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

Stock Options

       In April 2001, the Company granted an additional 600,000 options to an employee with an exercise price equal to the fair market value at that date. Through the date of this report none of these options were exercised.

Letter of Intent

       In May 2001 the Company received $500,000 from an unrelated entity contemplating a merger. The Company subsequently received another $500,000 from the same entity in June 2001 and entered into a letter of intent to merge with this entity.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                                 BALANCE SHEETS
                                   (Unaudited)

                                                                                           September 30,
                                                                                 -----------------------------------
                                                                                     2001                    2000
                                                                                 -----------             -----------
                                     ASSETS
Current assets
     Cash and cash equivalents ...............................................   $   133,365             $ 1,665,163
     Prepaid expenses and other current assets ...............................        22,548                  27,577
                                                                                 -----------             -----------
                                                                                     155,913               1,692,740
Property and equipment, net ..................................................       348,902                 214,046
Other assets .................................................................        50,262                  50,557
                                                                                 -----------             -----------
                                                                                 $   555,077             $ 1,957,343
                                                                                 ===========             ===========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities
     Notes payable ...........................................................   $ 3,575,000             $        --
     Accounts payable ........................................................       210,251                 160,155
     Accrued expenses and other current liabilities ..........................       301,388                   3,517
     Dividend payable ........................................................       482,955                 144,768
     Due to affiliate ........................................................            --                  40,000
     Current portion of capital lease obligations ............................         6,483                   5,783
                                                                                 -----------             -----------
                                                                                   4,576,077                 354,823
Long-term portion of capital lease obligations ...............................         5,565                  10,544
                                                                                 -----------             -----------
       Total liabilities .....................................................     4,581,642                 364,767
Series B Redeemable Convertible Preferred Stock, no par value, 8,000,000 shares authorized, issued and outstanding as of September 30, 2001 and
   2000, $4,482,955 and $4,144,768 liquidation preference as of September
   30, 2001 and 2000, respectively ...........................................     4,000,000               4,000,000
Stockholders' equity (deficiency)
     Common stock, no par value, 40,000,000 shares authorized; 6,636,667 and
       6,850,000 shares issued and outstanding as of September 30, 2001 and
       2000, respectively ....................................................       658,667                 680,000
     Series A Convertible Preferred Stock, no par value,12,000,000 shares authorized and issued, 9,000,000 shares outstanding as of September
       30, 2001 and 2000, $900,000 liquidation preference as of September
       30, 2001 and 2000 .....................................................     1,200,000               1,200,000
     Additional paid-in capital ..............................................       598,050                      --
     Note receivable .........................................................      (135,000)               (135,000)
Deferred compensation ........................................................      (458,095)               (265,486)
Deficit accumulated during the development stage .............................    (8,890,187)             (2,886,938)
                                                                                 -----------             -----------
                                                                                  (7,026,565)             (1,407,424)
Less treasury stock, Series A Convertible Preferred, at cost, 3,000,000
   shares ....................................................................    (1,000,000)             (1,000,000)
                                                                                 -----------             -----------
       Total stockholders' equity (deficiency) ...............................    (8,026,565)             (2,407,424)
                                                                                 -----------             -----------
                                                                                 $   555,077             $ 1,957,343
                                                                                 ===========             ===========

                 See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                               Period from
                                                                                                Inception
                                              For the Nine            For the Nine            (March 30,1999)
                                              Months Ended            Months Ended                through
                                              September 30,           September 30,            September 30,
                                                  2001                    2000                     2001
                                              -------------           -------------            -------------
Revenues ..................................    $        --             $        --             $        --
                                               -----------             -----------             -----------
Operating expenses
     Software development costs ...........      2,267,185               1,019,222               5,001,445
     General and administrative ...........      2,017,068                 710,648               3,311,611
     Depreciation expense .................         51,991                  18,087                  78,903
                                               -----------             -----------             -----------
                                                 4,336,244               1,747,957               8,391,959
Other (expense) income
     Interest expense .....................       (116,924)                     --                (116,924)
     Investment income ....................         14,647                  62,327                 101,651
                                               -----------             -----------             -----------
Net loss ..................................     (4,438,521)             (1,685,630)             (8,407,232)
Dividends on Series B Preferred Stock .....       (256,410)               (144,767)               (482,955)
                                               -----------             -----------             -----------
Net loss applicable to common Stockholders'    $(4,694,931)            $(1,830,397)            $(8,890,187)
                                               ===========             ===========             ===========


                 See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                 STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
      Period from March 30, 1999 (Date of Inception) to September 30, 2001
                                   (Unaudited)


                                                                           Preferred Stock                Treasury Stock
                                             Common Stock                     Series A                       Series A
                                         ---------------------          -------------------           -------------------
                                         Shares         Amount          Shares       Amount           Shares       Amount
                                         ------         ------          ------       ------           ------       ------
Original issuance of common stock
   for cash .....................        100,000       $  5,000               --    $       --      $        --   $        --
Issuance of Series A Convertible
   Preferred Stock for cash, note
   receivable, software modules
   and consulting services ......             --             --       12,000,000     1,200,000               --            --
Net loss ........................             --             --               --            --               --            --
                                       ---------       --------       ----------    ----------      -----------   -----------
Balance at December 31, 1999 ....        100,000          5,000       12,000,000     1,200,000               --            --
Issuance of restricted common
   stock for stock based
   compensation .................      3,350,000        335,000               --            --               --            --
Issuance of restricted common
stock for cash and note
   receivable ...................      1,400,000        140,000               --            --               --            --
Issuance of common stock for
   intellectual property ........      2,000,000        200,000               --            --               --            --
Redemption ......................             --             --               --            --       (3,000,000)   (1,000,000)
Earned portion of restricted
   stock compensation ...........             --             --               --            --               --            --
Payment on note receivable ......             --             --               --            --               --            --
Net loss ........................             --             --               --            --               --            --
Preferred stock dividends--
   Series B .....................             --             --               --            --               --            --
                                       ---------       --------       ----------    ----------      -----------   -----------
Balance at September 30, 2000 ...      6,850,000        680,000       12,000,000     1,200,000       (3,000,000)   (1,000,000)
Earned portion of restricted
   stock compensation ...........             --             --               --            --               --            --
Net loss ........................             --             --               --            --               --            --
Preferred stock dividends--
   Series B .....................             --             --               --            --               --            --
                                       ---------       --------       ----------    ----------      -----------   -----------
Balance at December 31, 2000 ....      6,850,000        680,000       12,000,000     1,200,000       (3,000,000)   (1,000,000)
Earned portion of restricted
   stock compensation ...........             --             --               --            --               --            --
Issuance of options for
   consulting and advisory
   services .....................             --             --               --            --               --            --
Issuance of options .............             --             --               --            --               --            --
Earned portion of options .......             --             --               --            --               --            --
Forfeiture of restricted stock ..       (233,333)       (23,333)              --            --               --            --
Forfeiture of stock options .....             --             --               --            --               --            --
Options exercised ...............         20,000          2,000               --            --               --            --
Net loss ........................             --             --               --            --               --            --
Preferred stock dividends--
   Series B .....................             --             --               --            --               --            --
                                       ---------       --------       ----------    ----------      -----------   -----------
Balance at September 30, 2001 ...      6,636,667       $658,667       12,000,000    $1,200,000       (3,000,000)  $(1,000,000)
                                       =========       ========       ==========    ==========      ===========   ===========



                                                                                         Deficit
                                                                                        Accumulated          Total
                                       Additional                                       during the        Stockholders'
                                         Paid-in          Note          Deferred       Developmental         Equity
                                         Capital       Receivable     Compensation         Stage          (Deficiency)
                                         -------       ----------     ------------         -----          ------------
Original issuance of common stock
   for cash .....................        $     --       $      --       $      --       $        --       $     5,000
Issuance of Series A Convertible
   Preferred Stock for cash, note
   receivable, software modules
   and consulting services ......              --         (70,000)             --                --         1,130,000
Net loss ........................              --              --              --        (1,056,541)       (1,056,541)
                                         --------       ---------       ---------       -----------       -----------
Balance at December 31, 1999 ....              --         (70,000)             --        (1,056,541)           78,459
Issuance of restricted common
   stock for stock based
   compensation .................              --              --        (335,000)               --                --
Issuance of restricted common
stock for cash and note
   receivable ...................              --        (135,000)             --                --             5,000
Issuance of common stock for
   intellectual property ........              --              --              --                --           200,000
Redemption ......................              --              --              --                --        (1,000,000)
Earned portion of restricted
   stock compensation ...........              --              --          69,514                --            69,514
Payment on note receivable ......              --          70,000              --                --            70,000
Net loss ........................              --              --              --        (1,685,630)       (1,685,630)
Preferred stock dividends--
   Series B .....................              --              --              --          (144,767)         (144,767)
                                         --------       ---------       ---------       -----------       -----------
Balance at September 30, 2000 ...              --        (135,000)       (265,486)       (2,886,938)       (2,407,424)
Earned portion of restricted
   stock compensation ...........              --              --          27,917                --            27,917
Net loss ........................              --              --              --        (1,226,540)       (1,226,540)
Preferred stock dividends--
   Series B .....................              --              --              --           (81,778)          (81,778)
                                         --------       ---------       ---------       -----------       -----------
Balance at December 31, 2000 ....              --        (135,000)       (237,569)       (4,195,256)       (3,687,825)
Earned portion of restricted
   stock compensation ...........              --              --          80,972                --            80,972
Issuance of options for
   consulting and advisory
   services .....................          28,600              --         (28,600)               --                --
Issuance of options .............         571,100              --        (571,100)               --                --
Earned portion of options .......              --              --         273,219                --           273,219
Forfeiture of restricted stock ..              --              --          23,333                --                --
Forfeiture of stock options .....          (1,650)             --           1,650                --                --
Options exercised ...............              --              --              --                --             2,000
Net loss ........................              --              --              --        (4,438,521)       (4,438,521)
Preferred stock dividends--
   Series B .....................              --              --              --          (256,410)         (256,410)
                                         --------       ---------       ---------       -----------       -----------
Balance at September 30, 2001 ...        $598,050       $(135,000)      $(458,095)      $(8,890,187)      $(8,026,565)
                                         ========       =========       =========       ===========       ===========


                 See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                                     Period from
                                                                                                      Inception
                                                             For the Nine        For the Nine      (March 30, 1999)
                                                             Months Ended        Months Ended          through
                                                             September 30,       September 30,       September 30,
                                                                 2001                2000                2001
                                                             -------------       -------------       -------------
Cash flows used from operating activities
   Net loss .........................................        $(4,438,521)        $(1,685,630)        $(8,407,232)
                                                             -----------         -----------         -----------
   Adjustments to reconcile net income to
     net cash provided by operations
     Depreciation ...................................             51,991              18,087              78,902
     Amortization of deferred
          compensation ..............................            354,192              69,514             451,623
     Stock issued for intellectual
          property ..................................                 --             200,000             200,000
     Stock issued for consulting
          services ..................................                 --                  --             304,800
     Stock issued for software
          modules ...................................                 --                  --             750,000
       Decrease (increase) in
             prepaid expenses and other assets ......             47,855             (22,935)            (17,610)
       Increase in
         Accounts payable ...........................             79,658             160,155             210,251
         Accrued expenses ...........................            241,970              (1,648)            301,389
         Due to affiliate ...........................            (40,000)             40,000                  --
                                                             -----------         -----------         -----------
                 Total adjustments ..................            735,666             463,173           2,279,355
                                                             -----------         -----------         -----------
                                                              (3,702,855)         (1,222,456)         (6,127,877)
                                                             -----------         -----------         -----------
Cash flows used for investing activities
     Purchase of property and equipment .............           (130,113)           (210,640)           (410,855)
                                                             -----------         -----------         -----------
Cash flows from financing activities
     Proceeds from notes payable ....................          3,575,000                  --           3,575,000
     Proceeds from issuance of Series A
          Preferred stock ...........................                 --                  --              20,000
     Proceeds from the sale of Series B
          Preferred stock ...........................                 --           4,000,000           4,000,000
     Capital lease payments .........................             (4,903)                 --              (4,903)
     Proceeds from issuance of common stock .........              2,000               5,000              12,000
     Redemption of Series A Preferred stock .........                 --          (1,000,000)         (1,000,000)
     Proceeds received from notes receivable--
          common stock ..............................                 --              70,000              70,000
                                                             -----------         -----------         -----------
                                                               3,572,097           3,075,000           6,672,097
                                                             -----------         -----------         -----------
Net change in cash and cash equivalents .............           (260,871)          1,641,904             133,365
Cash and cash equivalents -- beginning ..............            394,236              23,259                  --
                                                             -----------         -----------         -----------
Cash and cash equivalents -- ending .................        $   133,365         $ 1,665,163         $   133,365
                                                             ===========         ===========         ===========
Supplemental disclosure of cash paid
     Interest .......................................        $        --         $        --         $        --
     Income taxes ...................................                 --                  --                  --
Noncash investing and financing activities
     Acquisition of equipment under a capital
          lease .....................................                 --              16,950              16,950
     Issuance of common stock for a note receivable                   --             135,000             205,000
     Issuance of common stock to employees for
          services ..................................                 --             335,000             335,000
     Dividend payable on Series B Preferred stock ...            256,410             144,767             482,955

                 See accompanying notes to financial statements.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


Note 1 -- Business and Liquidity

       ISPSoft Inc. (the "Company") was incorporated on March 30, 1999, in the State of New Jersey. The Company was formed to develop advanced provisioning and management applications for carrier-grade IP service providers and medium to large scale enterprises. To date, the Company has devoted the majority of its efforts in raising capital and developing technology. The Company is in the development stage and, accordingly, the financial statements are presented in a format prescribed for a development stage company.

       On June 26, 2001, the Company entered into an Agreement and Plan of Merger with an unrelated entity. If the merger is not consummated, due to the Company not fulfilling its commitments according to the agreement, the Company will be assessed a termination fee of $2,000,000 plus certain documentable expenses of the non-breaching party.

       The Company has incurred losses in the current period and has an accumulated deficit at September 30, 2001. The Company's primary source of funds to date has been through the issuance of securities and borrowed funds. Management intends to consummate the above mentioned merger and continue devoting resources to research and development of its technology. Management believes that the merger will be consummated, however, there can be no assurance that this will be completed. Without additional capital, or the consummation of the above mentioned merger, there may be a material adverse effect on the Company's ability to continue as a going concern.

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 -- Summary of Significant Accounting Policies

Development Stage Enterprise

       Since inception, the Company has not commenced any formal business operations. The Company is considered to be in the development stage and therefore has adopted the accounting and reporting standards of Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises."

Use of Estimates

       The preparation of financial statements, in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results may differ from those estimates.

Concentrations of Credit Risk

       The Company maintains cash balances at financial institutions, which at times are in excess of federally insured limits. The Company has not experienced any losses in such accounts.

Cash Equivalents

       The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Property and Equipment

       Property and equipment are stated at cost, less accumulated depreciation. Property and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets, which range from five to seven

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


years. Leasehold improvements are amortized over the shorter of the estimated useful life or the life of the lease, which is ten years.

Stock-based Compensation

       SFAS No. 123, "Accounting for Stock-based Compensation," allows the Company to account for its employee stock-based compensation plans under APB Opinion No. 25 "Accounting for Stock Issued to Employees" and the related interpretations. The Company accounts for stock-based compensation in accordance with APB Opinion No. 25, and records deferred compensation for stock-based compensation grants based on the excess of the market value of the common stock on the measurement date over the exercise price. The deferred compensation is amortized to expense, on a straight line basis, over the vesting period of each unit of stock-based compensation granted. If the exercise price of the stock-based compensation is equal to or exceeds the market price of the Company's stock on the date of grant, no compensation expense is recorded.

Software Development Costs

       Research and development, which includes purchased research and development and internal costs incurred on the technology are expensed as incurred, in accordance with the provisions of SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed." Pursuant to SFAS No. 86, costs are capitalized when technological feasibility of the product is established and costs incurred prior to the establishment of technological feasibility are expensed as incurred as research and development costs. On September 30, 2001, the Company reached technological feasibility with one of its products and accordingly commenced capitalization of related costs.

Income Taxes

       The Company uses the liability method of accounting for income taxes. The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. The resulting deferred tax asset or liability is adjusted to reflect changes in tax laws as they occur.

Note 3 -- Property and Equipment

                                                    September 30,
                                               ------------------------
                                                  2001         2000
                                               ------------ -----------
       Equipment............................    $371,242     $199,315
       Furniture and fixtures...............      50,103       26,357
       Leasehold improvements...............       6,461        6,461
                                                --------     --------
                                                 427,806      232,133
       Less accumulated depreciation........      78,904       18,087
                                                --------     --------
                                                $348,902     $214,046
                                                ========     ========

       Depreciation amounted to $51,991 and $18,087 for the nine months ended September 30, 2001 and 2000, respectively.

       Equipment recorded under capital leases of $19,905 is included in property and equipment at September 30, 2001 ($14,930 net of accumulated depreciation). Depreciation expense for the nine months ended September 30, 2001, related to the equipment recorded under capital leases amounted to $2,985.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


Note 4 -- Income Taxes

       Deferred tax attributes resulting from differences between financial accounting amounts and tax basis of assets and liabilities at September 30, follow:

                                                                   2001          2000
       Net operating loss carryforward........................ $ 3,064,000   $   807,000
       Deferred compensation..................................     109,000        28,000
       Fixed assets, primarily software development costs.....     132,000       264,000
       Research and development credits.......................     160,000        23,000
       Other..................................................      52,000            --
       Valuation allowance....................................  (3,517,000)   (1,122,000)
                                                               -----------   -----------
       Net deferred tax asset................................. $        --   $        --
                                                               ===========   ===========

       The Company's income tax expense differs from income tax (benefit) computed at the U.S. federal statutory rate due to the valuation allowance on deferred tax assets.

       Based on management's estimates, the Company has provided a valuation allowance against its deferred tax assets. The Company believes uncertainty exists in generating sufficient taxable income in the future to realize these items, and accordingly, has established a valuation allowance.

       At September 30, 2001, the Company has net operating loss carryforwards for both federal and state income tax purposes of approximately $7,660,332. The net operating loss carryforwards will expire beginning in 2006, if not utilized. The Company's net operating loss carryforwards could be limited in circumstances involving a significant change in equity ownership.

Note 5 -- Notes Payables

       In January through June 2001, the Company received unsecured temporary financing of approximately $1,150,000 from various stockholders and approximately $175,000 from other investors. The loans bear interest at the prime rate plus 3%, and mature on November 30, 2001. In the event that the Company consummates an equity financing on or prior to the maturity date, the balance shall automatically convert into the securities of the Company of the class issued in the equity financing by dividing the balance on the date of the conversion by 80% of the price per share at which the subsequent securities are sold in the offering.

       On June 26, 2001, simultaneously with the execution of the Merger Agreement (see Note 1), the Company signed a $2,000,000 promissory note, to the acquiring entity, which replaced a $500,000 note issued on May 9, 2001. The Company received $1,000,000 in June 2001 and $500,000 in both July, 2001 and August, 2001. The note bears interest at 8% and matures on the earlier of (i) October 31, 2001, unless the failure to close the transactions contemplated by the Agreement and Plan of Merger is caused by the failure of the holder to obtain shareholder approval, in which case the note shall be due and payable on January 31, 2002, (ii) the date the Company determines not to enter into the acquisition by the investing entity and the Company consummates an equity financing that results in aggregate gross proceeds of at least $2,000,000. The note is secured by all the assets of the Company.

       On September 26, 2001, the Company signed a $750,000 promissory note, to the acquiring entity. As of September 30, 2001, the Company had received $250,000. The remaining balance of $500,000 is to be received in increments of $250,000 on both October 10, 2001 and October 24, 2001. The note bears interest at 8% and matures the earlier of (i) November 30, 2001, unless the failure to close the transactions contemplated by the Agreement and the Plan of Merger is caused by the failure of the holder to obtain proper shareholder approval, in which case the note shall be due and payable on January 31, 2002, (ii) the date the Company determines not to enter into the acquisition by the investing entity and the Company consummates an equity financing that results in aggregate gross proceeds of at least $2,000,000. The note is secured by all the assets of the Company.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


Note 6 -- Capital Lease Obligations

       During 2000, the Company entered into a capital lease obligation for computer equipment. Minimum payments are $752 per month, including imputed interest of 21.2% per annum. The lease matures in April 2003, and is collateralized by the related equipment, which had a net book value of $14,930 at September 30, 2001.

       The following is a schedule of future minimum lease payments for the 12 months ending September 30,:

       2002............................................   $ 8,273
       2003............................................     6,017
                                                          -------
                                                           14,290
       Less interest...................................     2,242
                                                          -------
                                                           12,048
       Less current portion............................     6,483
                                                          -------
                                                          $ 5,565
                                                          =======

Note 7 -- Common and Preferred Stock

       The Company's Articles of Incorporation, as amended, authorize three classes of stock: common, Series A Convertible Preferred and Series B Convertible, Redeemable Preferred, and designate the number of authorized shares to be 40,000,000 for common stock, 12,000,000 for Series A Convertible Preferred and 9,000,000 for Series B Convertible, Redeemable Preferred.

       Rights, preferences, and privileges of the various categories of stock are as follows:

              Dividends. Holders of Series B Preferred Stock are entitled to receive, when, and if declared by the Board of Directors out of funds legally available for the purpose, cumulative dividends which shall accrue daily at a base rate of 8% per annum on the Liquidation Preference of such shares, $0.50 per share.

              Liquidation Rights. In the event of a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the order of liquidation is as follows:

              o holders of Series B Preferred Stock are first entitled to receive the Liquidation Preference of such shares, $0.50 per share, plus any accrued but unpaid dividends,

              o holders of Series A Preferred Stock are then entitled to receive the Liquidation Preference of such shares, $0.10 per share, plus accrued but unpaid dividends,

              o any remainder is then to be distributed ratably among holders of the Company's common stock.

Preferred Stock Conversion/Redemption Rights:

Conversion

       Both the Series A and Series B Preferred Stock ("Preferred Stock") are convertible at any time and from time to time, at the option of any holder of shares of Preferred Stock, into such number of shares of Common Stock as is determined by multiplying the number of shares to be converted by the Liquidation Preference of each share to be converted ($0.10 per share for the Series A Preferred and $0.50 per share, plus accrued dividends (8% per annum accruing daily) for the Series B Preferred), and dividing by the result by the Conversion Price then in effect (currently the same as the Liquidation Preference, with weighted average anti-dilution adjustments). All shares of Preferred Stock will be automatically converted at the closing of a qualifying IPO or upon the written election of the holders of at least 80% of the shares of outstanding Series B Stock.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


Redemption

       On or after April 19, 2004, the Company must redeem, at the written election of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, (i) on the date specified by the holders, 1/3rd of all Series B Preferred outstanding on the date of such election, and (ii) on the first anniversary of such date 1/2 of the shares of Series B Preferred outstanding on such date, and (iii) on the second anniversary of such date, all of the remaining shares of Series B Preferred Stock. The redemption price for each share to be redeemed shall be the Liquidation Preference for such shares ($0.50 per share, plus accrued dividends, 8% per annum accruing daily). Due to the redemption feature, which is at the election of the holder, the Series B Preferred Stock has been classified as temporary equity, which is a section between liabilities and equity.

Voting

       The holders of the shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class, with each holder of Preferred Stock entitled to one vote for each share of Conversion Stock issuable upon conversion of the Preferred Stock held by such holder at the time the vote is taken.

Note 8 -- Stockholders' Equity

       On April 15, 1999, ISPSoft as part of its initial capitalization issued 12,000,000 shares of Series A Preferred Stock to an investor, Agrawal Naresh for a total of $1,200,000, comprised of software modules valued at $750,000, consulting services valued at $360,000 and cash of $90,000. As part of the stock purchase agreement, Mr. Naresh agreed to provide ISPSoft with certain software modules, which were being developed by Computer Consultants, Inc., an unrelated independent third party. Mr. Naresh acquired the modules from Computer Consultants, Inc. on behalf of ISPSoft for $750,000 and all rights to the source codes of these modules were transferred to ISPSoft effective May 1, 1999. Mr. Naresh also agreed to contract and reimburse Danucom, Inc. ("Danucom") $360,000 for software development and consultancy services to be performed during the period April 1999 through February 2000. Danucom provided invoices for the time incurred at rates, which ranged from $60 to $100 per hour. The sole shareholder of ISPSoft common at this time was a principal shareholder in Danucom. On March 1, 2000, Mr. Naresh transferred his shares of ISPSoft to SGM Capital Limited. Mr. Naresh is a principal in this entity. Accordingly, the value assigned is based upon the cost incurred by Mr. Naresh. These amounts were charged to operations in accordance with the provisions of SFAS 86.

       On January 10, 2000, the Company issued 2,200,000 shares of restricted common stock, valued at $0.10 per share, to various employees for no consideration. As a result the Company recorded deferred compensation of $220,000, which is amortized over the three-year forfeiture period. Related amortization expense amounted to approximately $55,000 and $52,000 for the nine months ended September 30, 2001 and 2000, respectively. The shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination of employment from the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no longer subject to forfeiture. As of September 30, 2001 and 2000 there have been approximately 1,253,000 and -0- shares earned, respectively, and no shares were forfeited.

       On April 19, 2000, the following transaction took place:

       o The Company's Board of Directors approved a 10 for 1 stock split for all stockholders of record as of that date. All share and per share information included in these financial statements have been restated to include the effects of the stock split for all periods presented.

       o Lucent Technologies, an unrelated party at the time, invested $3,000,000 to acquire 6,000,000 shares of Series B Redeemable Convertible Preferred Stock and contributed intellectual property in exchange for

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)

           2,000,000 shares of common stock (see Note 9). In addition Signal Lake Venture Fund, LP, an unrelated party at the time, invested $1,000,000 to acquire 2,000,000 shares of Series B Redeemable Convertible Preferred Stock. ISPSoft and Lucent mutually agreed to the value assigned to the intellectual property of $200,000 prior to the consummation of Lucent's investment, which results in a value of $.10 per common share. This amount was charged to operations in accordance with the provisions of SFAS 86. All common stock transactions on this date were also valued at $.10 per common share. Simultaneously, the Company bought back 3,000,000 shares of Series A Preferred Stock from an investor for $1,000,000. These shares are currently held in treasury.

       o The Company issued 1,400,000 shares of restricted common stock at $0.10 per share for $5,000 in cash and a note receivable in the amount of $135,000. The note bears interest at 7% per annum and payments of principal and interest are due annually through April 2005. The shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination of employment from the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no longer subject to forfeiture. As of September 30, 2001and 2000 there have been approximately 681,000 and -0- shares earned, respectively, and no shares were forfeited.

       o The Company issued 150,000 shares of restricted common stock, valued at $0.10 per share, in exchange for advisory services. As a result the Company recorded deferred compensation of $15,000, which is amortized over the three-year forfeiture period. Related amortization expense amounted to approximately $3,800 and $2,200 for the nine months ended September 30, 2001 and 2000. The shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination as an advisor for the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no longer subject to forfeiture. As of September 30, 2001 and 2000 there have been approximately 73,000 and -0- shares earned, respectively, and no shares were forfeited. Under the provisions of EITF 96-18, the measurement date of the shares of restricted stock is the date the risk of forfeiture lapses. The common shares are initially valued at $.10 per share, the fair value at date of issuance and the Company recorded deferred compensation of $15,000, which is being amortized over the service period of three years. These shares will be subsequently remeasured each reporting period using the then applicable valuation assumptions until the measurement date occurs. Changes in the fair value of the shares will be recognized using guidance in SFAS Interpretation 28.

       o The Company issued 1,000,000 shares of restricted common stock, valued at $0.10 per share, to various employees for no consideration. As a result the Company recorded deferred compensation of $100,000, which is amortized over the three-year forfeiture period. Related amortization expense amounted to approximately $22,000 and $15,000 for the nine months ended September 30, 2001 and 2000. The shares were fully vested upon issuance but are subject to forfeiture during the following three-year period in the event of termination of employment from the Company, for any reason, with or without cause. If the termination occurs on or before the first anniversary from the grant date 100% of the shares are subject to forfeiture for no consideration. If the termination occurs after the first anniversary from the grant date the shares are subject to forfeiture on a pro-rata basis, based on a 36-month vesting period. The shares are held in escrow and released as they are no longer subject to forfeiture. As of September 30, 2001 and 2000 there have been approximately 487,000 and -0- shares earned and 233,000 and -0- shares were forfeited, respectively.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


Warrants

       On August 11, 2000, the Company issued warrants, to an employee, to purchase 200,000 shares of the Company's common stock at an exercise price of $2.50. These warrants will expire on August 11, 2004, however, in the event of an initial public offering ("IPO") the warrants will become null and void and no longer exercisable as of the IPO date. The Company must notify the holder of the warrant at least 15 days prior to the consumption of such an event. As of September 30, 2001, there were no warrants exercised.

       The pro forma effect of applying the fair value method in accordance with SFAS No. 123 "Accounting for Stock Based Compensation" is immaterial to the Company's net loss.

Stock Option Plan

       In April 2000, the Company adopted a stock option plan providing for the granting of stock options ("Options") to key employees to purchase shares of the Company's common stock. Within certain limitations provided by the Stock Option Plan, such options may include provisions regarding vesting, exercise price, the amount of each grant and other terms as shall be approved by the Board of Directors or by a committee designated by the Board of Directors. Such options granted under the Plan may include Non-statutory Options as well as Incentive Stock Options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The maximum number of shares with respect to which options may be granted during any 12 month period to a participant is one hundred thousand shares (100,000). The Stock Option Plan, which permits up to 3,150,000 shares of the Company's common stock to be issued, terminates on April 19, 2010. Under the terms of the Plan, each stock option shall have an exercise price at least equal to one hundred percent (100%) of the fair market value of a share on the date of grant, or one hundred ten percent (110%) of the fair market value of a share on the date of grant to an individual who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company. Each stock option shall expire on the tenth anniversary of the date of grant, or five years in the case of an ISO granted to a holder of more than 10% of the combined voting power of all classes of outstanding stock of the Company. Shares acquired under the Plan are subject to certain vesting and repurchase requirements.

       No options have been granted under the Stock Option Plan.

Stock Plan

       In April 2001, the Company adopted a stock plan providing for the direct award or sale of the Company's common stock or for the granting of stock options ("Options") to purchase shares of the Company's common stock. Such options granted under the Plan may include Non-statutory Options as well as Incentive Stock Options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Only employees, outside directors and consultants shall be eligible for the grant of options or the direct award or sale of shares. Only employees are eligible for the grant of ISOs. The aggregate number of shares that may be issued under the Plan (upon exercise of options or rights to acquire shares) shall not exceed 5,000,000 shares. Under the terms of the Plan, the exercise price per share of ISOs shall not be less than one hundred percent (100%) of the fair market value of a share on the date of grant, or one hundred ten percent (110%) of the fair market value of a share on the date of grant to an individual who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company. The exercise price of a Nonstatutory Option to purchase newly issued shares shall not be less than the par value, if any, of such shares. The Board of Directors determines the term for all Options granted, although the term cannot exceed ten years from the date of grant, or five years in the case of an ISO granted to a holder of more than 10% of the combined voting power of all classes of outstanding stock of the Company. Shares acquired under the Plan are subject to certain vesting and repurchase requirements.

       Any right to acquire shares under the Plan (other than an option) shall automatically expire if not exercised by the purchaser within 30 days after the Company communicated the grant of such right to the purchaser.

       On May 15, 2001, the following transaction took place under the Plan:

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


       o The Company granted approximately 369,000 options to various employees, to purchase shares of the Company's common stock at an exercise price of $0.10 per share, in exchange for their services. As a result, the Company has recorded compensation expense of $162,000 in relation to these options. These options will expire on May 14, 2011. As of September 30, 2001, all of these options were vested and 20,000 options were exercised and 19,000 were forfeited.

       o The Company granted approximately 752,000 options to various employees, to purchase shares of the Company's common stock at an exercise price of $0.10 per share. As a result, the Company recorded deferred compensation of $331,000 which is amortized over the four year vesting period. Amortization for the period ended September 30, 2001 was approximately $89,000. These options will expire on May 14, 2011. As of September 30, 2001, approximately 5,500 of these options were vested, 3,750 were forfeited and no options were exercised.

       The pro forma effect of applying the fair value method in accordance with SFAS No. 123 "Accounting for Stock Based Compensation" is immaterial to the Company's net loss.

       o The Company granted approximately 60,000 options to an advisor and consultant, to purchase shares of the Company's common stock at an exercise price of $0.10 per share. As a result the Company recorded consulting fees of $17,600 and deferred compensation of $11,000, which is amortized over the four year vesting period. These options will expire on May 14, 2011. As of September 30, 2001, approximately 35,000 of these options were vested and no options were exercised or forfeited.

Stock Options

       On April 30, 2001, the Company granted 600,000 options to an employee with an exercise price equal to the fair market value at that date. These options will expire on April 30, 2011. As of September 30, 2001, 300,000 of these options were vested and none of these options were exercised.

       The pro forma effect of applying the fair value method in accordance with SFAS No. 123 "Accounting for Stock Based Compensation" is immaterial to the Company's net loss.

       On July 20, 2001 the company granted approximately 370,000 options to various employees, to purchase shares of the Company's common stock at an exercise price of $.10 per share. As a result, the company recorded deferred compensation of 48,100 which is amortized over the four year vesting period. Amortization for the period ended September 30, 2001 was approximately $2,000. These options will expire on July 19, 2011. As of September 30, 2001, none of these options were vested, exercised or forfeited.

       The pro forma effect of applying the fair value method in accordance with SFAS No. 123 "Accounting for Stock Based Compensation" is immaterial to the Company's net loss.

       On September 20, 2001 the company granted approximately 600,000 options to various employees, to purchase shares of the Company's common stock at an exercise of $.10 per share. As a result, the company recorded deferred compensation of 30,000 which is amortized over the four year vesting period. Amortization for the period ended September 30, 2001 was approximately $300. These options will expire on September 19, 2011. As of September 30, 2001, none of these options were vested, exercised or forfeited.

       The pro forma effect of applying the fair value method in accordance with SFAS No. 123 "Accounting for Stock Based Compensation" is immaterial to the Company's net loss.

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


                                  Option Grants

                                                                              Fair Value of
                                                                               Underlying
                                        Type of       Number of  Per Share      Shares of  Deferred        Amortization
  Grant                                  Option        Option     Exercise       Common      Comp.            Period
   Date      Optionee     Relationship   Grant         Shares       Price         Stock     Expense       (Straight Line)
  -------  -------------  ------------  --------      ---------    -------     ----------   --------  ------------------------
 08/11/00    A. Desai       Employee      Bonus       $200,000      $2.50         $0.10         --              --
 04/30/01    B. Sugla       Employee    Incentive      600,000      $0.10         $0.10         --     1/2 vested immediately,
                                                                                                       and remaining options
                                                                                                       upon earlier of (i)
                                                                                                       April 30, 2009, or (ii)
                                                                                                       the achievement the
                                                                                                       following milestones:
                                                                                                       (a) 1/4 upon hire of VP
                                                                                                       of Marketing, VP of
                                                                                                       Engineering and CFO;
                                                                                                       and (b) 1/4 upon
                                                                                                       achievement of one
                                                                                                       million dollars
                                                                                                       ($1,000,000) in gross
                                                                                                       revenues during a
                                                                                                       fiscal year
 05/15/01       R.Arni      Employee    In Lieu of       9,120      $0.10         $0.54      4,013           2 months
                                          Salary
 05/15/01 V. Krishnamoorthy Employee    In Lieu of       9,120      $0.10         $0.54      4,013           2 months
                                          Salary
 05/15/01    P. DiCuollo    Employee    In Lieu of      15,170      $0.10         $0.54      6,675           2 months
                                          Salary
 05/15/01      E. Park      Employee    In Lieu of      12,090      $0.10         $0.54      5,320           2 months
                                          Salary
 05/15/01      M. Cohen     Employee    In Lieu of      18,150      $0.10         $0.54      7,986           2 months
                                          Salary
 05/15/01  S. Krishnaswamy  Employee    In Lieu of      21,320      $0.10         $0.54      9,381           2 months
                                          Salary
 05/15/01      A. John      Employee    In Lieu of      28,700      $0.10         $0.54     12,628           2 months
                                          Salary
 05/15/01  R. Balakrishnan  Employee    In Lieu of      29,010      $0.10         $0.54     12,764           2 months
                                          Salary
 05/15/01    H. Krishnan    Employee    In Lieu of      29,010      $0.10         $0.54     12,764           2 months
                                          Salary
 05/15/01      R. Nuthi     Employee    In Lieu of      30,550      $0.10         $0.54     13,442           2 months
                                          Salary
 05/15/01   K. Srinivasan   Employee    In Lieu of      30,550      $0.10         $0.54     13,442           2 months
                                          Salary
 05/15/01    P. Krishnan    Employee    In Lieu of      39,170      $0.10         $0.54     17,235           2 months
                                          Salary
 05/15/01      A. Desai     Employee    In Lieu of      45,230      $0.10         $0.54     19,901           2 months
                                          Salary
 05/15/01      B. Sugla     Employee    In Lieu of      52,090      $0.10         $0.54     22,920           2 months
                                          Salary
                                                     ---------                            --------
                                                       369,280                             162,483
                                                     =========                            ========
 05/15/01      R. Arni      Employee    Incentive        6,000      $0.10         $0.54      2,640           4 years
 05/15/01      D. Asher     Employee    Incentive        2,000      $0.10         $0.54        880           4 years
 05/15/01       G. Cao      Employee    Incentive        2,000      $0.10         $0.54        880           4 years
 05/15/01      M. Cohen     Employee    Incentive       13,200      $0.10         $0.54      5,808           4 years
 05/15/01      A. Desai     Employee    Incentive      550,000      $0.10         $0.54    242,000           4 years
 05/15/01    P. DiCuollo    Employee    Incentive        5,000      $0.10         $0.54      2,200           4 years
 05/15/01      S. Garg      Employee    Incentive       50,000      $0.10         $0.54     22,000           4 years
 05/15/01     A. Komarov    Employee    Incentive        5,000      $0.10         $0.54      2,200           4 years
 05/15/01  S. Krishnaswamy  Employee    Incentive        5,000      $0.10         $0.54      2,200           4 years
 05/15/01 V. Krishnamoorthy Employee    Incentive        6,000      $0.10         $0.54      2,640           4 years
 05/15/01      S. Lewis     Employee    Incentive        5,000      $0.10         $0.54      2,200           4 years
 05/15/01      B. Park      Employee    Incentive        5,000      $0.10         $0.54      2,200           4 years
 05/15/01      E. Park      Employee    Incentive       10,000      $0.10         $0.54      4,400           4 years

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)

                                                                              Fair Value of
                                                                               Underlying
                                        Type of       Number of  Per Share      Shares of  Deferred        Amortization
  Grant                                  Option        Option     Exercise       Common      Comp.            Period
   Date      Optionee     Relationship   Grant         Shares       Price         Stock     Expense       (Straight Line)
  -------  -------------  ------------  --------      ---------    -------     ----------   --------  ------------------------
05/15/01   K. Pericherla    Employee    Incentive       10,000      $0.10         $0.54      4,400           4 years
05/15/01  S. Rajasekharan   Employee    Incentive       20,000      $0.10         $0.54      8,800           4 years
05/15/01   K. Srinivasan    Employee    Incentive       25,000      $0.10         $0.54     11,000           4 years
05/15/01    A. Wanchoo      Employee    Incentive       15,000      $0.10         $0.54      6,600           4 years
05/15/01      S. Wang       Employee    Incentive       15,000      $0.10         $0.54      6,600           4 years
05/15/01    M. Zafrulla     Employee    Incentive        3,000      $0.10         $0.54      1,320           4 years
                                                      --------                           ---------
                                                       752,200                             330,968
                                                      ========                           =========
 05/15/01     S. Kryla     Consultant  Consulting Svs.  35,200      $0.10         $0.54     17,600           2 months
 05/15/01     V. Mehra     Consultant  Advisory Svs.    25,000      $0.10         $0.54     11,000           4 years
                                                      --------                           ---------
                                                        60,200                              28,600
                                                      ========                           =========
7/20/2001     R. Arni       Employee    Incentive       18,000      $0.10         $0.23      2,340           4 years
7/20/2001    D. Asher       Employee    Incentive        7,000      $0.10         $0.23        910           4 years
7/20/2001   D. Bencher      Employee    Incentive       30,000      $0.10         $0.23      3,900           4 years
7/20/2001     G. Cao        Employee    Incentive       18,000      $0.10         $0.23      2,340           4 years
7/20/2001     B. Das        Employee    Incentive       15,000      $0.10         $0.23      1,950           4 years
7/20/2001   P. Dicuollo     Employee    Incentive        5,000      $0.10         $0.23        650           4 years
7/20/2001     S. Garg       Employee    Incentive       25,000      $0.10         $0.23      3,250           4 years
7/20/2001     A. John       Employee    Incentive       25,000      $0.10         $0.23      3,250           4 years
7/20/2001   A. Komarov      Employee    Incentive        7,000      $0.10         $0.23        910           4 years
7/20/2001  V. Krishnmoorthy Employee    Incentive       18,000      $0.10         $0.23      2,340           4 years
7/20/2001  S. Krishnaswamy  Employee    Incentive        7,000      $0.10         $0.23        910           4 years
7/20/2001    M. Kumar       Employee    Incentive        5,000      $0.10         $0.23        650           4 years
7/20/2001    S. Lewis       Employee    Incentive        7,000      $0.10         $0.23        910           4 years
7/20/2001  P. Narayanan     Employee    Incentive        5,000      $0.10         $0.23        650           4 years
7/20/2001    R. Nuthi       Employee    Incentive       25,000      $0.10         $0.23      3,250           4 years
7/20/2001     E. Park       Employee    Incentive       20,000      $0.10         $0.23      2,600           4 years
7/20/2001  K. Pericherla    Employee    Incentive       10,000      $0.10         $0.23      1,300           4 years
7/20/2001 S. Rajasekharan   Employee    Incentive       10,000      $0.10         $0.23      1,300           4 years
7/20/2001    V. Ravula      Employee    Incentive        6,000      $0.10         $0.23        780           4 years
7/20/2001   R. Sequeria     Employee    Incentive       10,000      $0.10         $0.23      1,300           4 years
7/20/2001    M. Singh       Employee    Incentive       10,000      $0.10         $0.23      1,300           4 years
7/20/2001  K. Srinivasan    Employee    Incentive       50,000      $0.10         $0.23      6,500           4 years
7/20/2001   A. Wanchoo      Employee    Incentive       20,000      $0.10         $0.23      2,600           4 years
7/20/2001     S. Wang       Employee    Incentive       10,000      $0.10         $0.23      1,300           4 years
7/20/2001   M. Zafrulla     Employee    Incentive        7,000      $0.10         $0.23        910           4 years
                                                     ---------                            --------
                                                       370,000                              48,100
                                                     =========                            ========
9/20/2001    T. Warren      Employee    Incentive      300,000      $0.10         $0.15     15,000           4 years
9/20/2001    M. Davis       Employee    Incentive      300,000      $0.10         $0.15     15,000           4 years
                                                     ---------                            --------
                                                       600,000                              30,000
                                                     ==========                           ========
          Total Warrants                               200,000
                                                     ---------
          Total 4/31/01 Options                        600,000
          Total 5/15/01 Options                      1,181,680
          Total 7/20/01 Options                        370,000
          Total 9/20/01                                600,000
                                                     ---------
          Total Options                              2,751,680
                                                     =========

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


Note 9 -- Purchased Research and Development

       On April 15, 1999, the Company acquired from an investor, the right, title, and interest to certain Software Modules, including copyrights, trademarks, patents, object codes, source codes, enhancements and updates or other modifications and user manuals. As consideration for this acquisition of the Software Modules, the Company issued 7,500,000 shares of its Series A Preferred Stock. The acquisition of the Software Modules is reflected in the accompanying financial statements as research and development because technological feasibility was not established and the Software Modules have no alternative future use.

Note 10 -- Operating Leases

       The Company leases office space under a five-year lease expiring August 2005, with a renewal option for a five-year period. Monthly payments under the current lease are approximately $22,000.

       The following is a schedule by years of approximate future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of September 30, 2001:

       For the Periods Ending September 30,
       ------------------------------------
       2002............................................. $  264,000
       2003.............................................    264,000
       2004.............................................    264,000
       2005.............................................    220,000
                                                         ----------
       Total minimum payments required.................. $1,012,000
                                                         ==========

       Rent expense amounted to approximately $220,478 and $63,382 for the nine months ended September 30, 2001 and 2000, respectively.

Note 11 -- Employment Agreement

       The Company has entered into employment agreements with various key management personnel. Each agreement can be terminated with 30 days written notice. However, key personnel have received stock grants which are subject to forfeiture if employment is terminated prior to the completion of three years of service with the Company from the date of grant (see Note 8).

Note 12 -- Related Parties

       The Company leased consultants from a consulting services Company which is owned by one of the stockholder's. The amount due to affiliates represents unpaid billings for the consulting services, which are non-interest bearing and are due on demand.

       For the nine months ended September 30, 2001 and 2000, the Company incurred consulting fees from this affiliate of approximately $0 and $132,000, respectively.

Note 13 -- Subsequent Event

       On November 5, 2001, the Company issued to the acquiring entity an additional promissory note in the amount of $850,000. The Company received $275,000 upon signing of the note with the remaining balance to be received in increments of $275,000 and $300,000 on November 21, 2001 and December 6, 2001, respectively. The note bears interest at 8% and matures the earlier of (i) December 31, 2001, unless the failure to close the transactions

                                  ISPSoft Inc.
                          (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)
                                   (Unaudited)


contemplated by the Agreement and the Plan of Merger is caused by the failure of the holder to obtain proper shareholder approval, in which case the note shall be due and payable on January 31, 2002, (ii) the date the Company determines not to enter into the acquisition by the investing entity and the Company consummates an equity financing that results in aggregate gross proceeds of at least $2,000,000. The note is secured by all the assets of the Company.

       In addition on November 5, 2001, the Company amended the due dates under paragraph (a) of the promissory notes dated June 26, 2001 and September 26, 2001 from October 31, 2001 and November 30, 2001, respectively to December 31, 2001.